UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2017 (May 23, 2018)

PREVENTION INSURANCE.COM

(Exact name of registrant as specified in its charter)

Delaware	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 604, Uptown 1, No.1

Jalan SS21/58, Damansara

Uptown, 47400 Petaling Jaya

Selengor, Malaysia 47400

(Address of Principal Executive Offices) (Zip Code)

+60 3 7611 9238

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.01 Change in Control of Registrant.

Effective May 30, 2018, a change of control occurred with respect to the Prevention Insurance.com (“Company”). Pursuant to a Stock Purchase Agreement entered into by and among Chee Chow Teow, EE Meng Teow and Wooi Huat Teow ("Sellers"); and Metrowork Equity Sdn. Bhd., a Malaysian company ("Metrowork"), Metrowork acquired from Sellers all of the shares of common stock held by the Sellers in the Company (“Acquired Shares”) as indicated in the following table;

Seller	Amount of Acquired Shares
Chee Chow Teow	3,351,013
EE Meng Teow	3,351,013
Wooi Huat Teow	8,936,058

The Acquired Shares total 15,638,084 shares of Company common stock or 70% of the total issued and outstanding shares of the Company. Our sole officer and director, Mr. Chee Chau Ng, is the sole shareholder and officer of Metrowork.

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the date of this report by (i) each named executive officer, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of any class of our common stock, and (iv) all of our executive officers and directors as a group.

Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the issuer unless otherwise noted. The percentage of common stock held by each listed person is based on 22,340,081 shares of Common Stock outstanding as of the date of this report. Pursuant to Rule 13d-3 promulgated under the Exchange Act, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Officers and Directors

Chee Chau Ng(1)	15,638,084	70%
All officers and directors as a group (1 individual)	15,638,084	70%

Greater than 10% Shareholders

Metrowork Equity Sdn. Bhd (1)	15,638,084	70%

(1). Mr. Chee Chau Ng, our sole officer and director, is the sole shareholder and officer of Metrowork Equity Equity Sdn. Bhd (“Metrowork”) and is deemed the beneficial owners of the shares of common stock held by Metrowork.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREVENTION INSURANCE.COM
(Registrant)

/s/ Chee Chau Ng
Chee Chau Ng
Chief Executive Officer

Date: May 30, 2018

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